Exhibit 10.19.5

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

October 1, 2025

Amgen Inc.
One Amgen Center Drive
Thousand Oaks, California 91320-1799
United States
Attention: Corporate Secretary

Re: Waiver of Certain Rights Related to [*]-Targeting Molecules Under the Collaboration Agreement

Dear Sir or Madam:
Reference is made to that certain Collaboration Agreement, dated as of October 31, 2019 (as amended on April 20, 2022 and February 26, 2023, the “Collaboration Agreement”), by and among Amgen Inc. (“Amgen”), BeOne Medicines I GmbH (f/k/a BeiGene Switzerland GmbH) (“BeOne”) and, solely with respect to Section 13.6, BeOne Medicines Ltd. (f/k/a BeiGene, Ltd.). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Collaboration Agreement.

Amgen has notified BeOne that Amgen is undergoing discussions with a potential counterparty (“Counterparty”) regarding a [*] combination study with Amgen’s IMDELLTRA® and Counterparty’s [*] (the “Counterparty [*] Product” and the “Study”).

In accordance with Section 15.16 (Waivers and Modifications) of the Collaboration Agreement, this letter serves to document BeOne’s and Amgen’s agreement that, with respect to the Counterparty [*] Product, the Distracting Program Restrictions under Article IX of the Collaboration Agreement are hereby waived by the Parties in relation to the Study.
Please acknowledge your agreement and consent to the foregoing by counter-signing this letter agreement in the space provided below and returning a copy to us.

[Signature Page Follows]

Yours sincerely,
BEONE MEDICINES I GMBH

/s/ Michael Schoen_________
By: Michael Schoen
Title: Managing Director

BEONE MEDICINES LTD.

/s/ Chan Lee______________
By: Chan Lee
Title: SVP, General Counsel and Corporate
Secretary

Acknowledged and agreed:
AMGEN INC.

/s/ Rachna Khosla_____________
By: Rachna Khosla
Title: SVP, Business Development

BeOne Medicines I GmbH
Aeschengraben 27
4051 Basel, Switzerland
BeOneMedicines.com